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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):       December 30, 1999
                                                         -----------------


                         SEACHANGE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                        0-21393                  04-3197974
         --------                        -------                  ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


         124 Acton Street, Maynard, MA                                 01754
         -----------------------------                                 -----
    (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number including area code:       (978) 897-0100
                                                          -------------



                          No change since last report
                          ---------------------------
             (Former name or address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On December 30, 1999, SeaChange International, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") with Digital Video Arts, Ltd., a Delaware corporation ("DVA"), the shareholders of DVA listed on the signature pages thereto (the "Sellers") and Corum Group, Ltd. ("Corum"). A copy of the Agreement is attached as Exhibit 2.1 to this Current
                                                  -----------
Report on Form 8-K.

     Pursuant to the Agreement, the Company acquired all of the outstanding capital stock of DVA (the "Acquisition") in exchange for 330,000 shares (the "Shares") of Common Stock of the Company, $.01 par value per share (the "Consideration"). The Company has given the Sellers and Corum certain registration rights relating to the Shares pursuant to a Registration Rights Agreement by and among the Company, the Sellers and Corum dated December 30, 1999, a copy of which is attached as Exhibit 2.2 to this Current Report on Form
                                     -----------
8-K. The terms of, and the Consideration paid in, this transaction were the result of arm's-length negotiations between the representatives of the Sellers and the Company. This transaction will be treated as a pooling of interests for accounting purposes.

     In the Agreement, the Sellers made various representations and warranties and have agreed to indemnify the Company for any breaches thereof. Under the terms of the Agreement, 31,291 shares of the Consideration are being held in escrow until December 30, 2000 for any claims that the Company may have against the Sellers for any breaches of the representations and warranties in the Agreement. A copy of the Escrow Agreement is attached as Exhibit 2.3 to this
                                                          -----------
Current Report on Form 8-K.

     The members of management of DVA, as well as the other employees of DVA, continue as employees.

     The terms of the Acquisition are more fully described in the Agreement, the Registration Rights Agreement and the Escrow Agreement, which are filed as
Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this report and are
-----------  -----------     -----------
incorporated herein by this reference.

Item 5.  Other Events.
         ------------

     The Registrant effected a three-for-two stock split in the form of a dividend on December 27, 1999, which stock split was paid in the form of a dividend to stockholders of record of the Registrant on December 10, 1999.

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
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               2.1  Stock Purchase Agreement, dated December 30, 1999, by and
                    amongSeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto and Corum Group, Ltd .

               2.2 Registration Rights Agreement, dated December 30, 1999, by and among SeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto and Corum Group, Ltd.

               2.3 Escrow Agreement, dated December 30, 1999, by and among SeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto and State Street Bank and Trust Company.

                                      -3-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SEACHANGE INTERNATIONAL, INC.



                              By: /s/ William L. Fiedler
                                  -----------------------------------------
                                  William L. Fiedler
                                  Vice President, Finance and Administration,
                                  Chief Financial Officer and Treasurer


Dated:  January 13, 2000

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                                 EXHIBIT INDEX



Exhibit No.                                Description
----------                                 -----------

     2.1 Stock Purchase Agreement, dated December 30, 1999, by and among SeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto and Corum Group, Ltd.

     2.2 Registration Rights Agreement, dated December 30, 1999, by and among SeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto and Corum Group, Ltd.

    2.3 Escrow Agreement, dated December 30, 1999, by and among SeaChange International, Inc., Digital Video Arts, Ltd., the shareholders of Digital Video Arts, Ltd. listed on the signature pages thereto, and State Street Bank and Trust Company.

                                      -5-
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                 EXHIBITS AND SCHEDULES OMITTED IN ACCORDANCE
                     WITH ITEM 601(B)(2) OF REGULATION S-K

Exhibits
--------

Exhibit A-1    Form of Opinion of Company and Certain of the Sellers' Counsel
Exhibit A-2    Form of Opinion of Certain of the Sellers' Counsel
Exhibit B      Form of Escrow Agreement
Exhibit C      Form of Registration Rights Agreement
Exhibit D      Form of Opinion of Buyer's Counsel
Exhibit E      List of Options


Schedules
---------
1.4     Allocation of Consideration
2.1(a)  Foreign Qualifications
2.2     Capitalization
2.3     Subsidiaries
2.4     Consents and Governmental Authorization
2.6     Non-Contravention
2.7     Financial Statements
2.8     No Undisclosed Material Liabilities
2.9     No Material Adverse Changes
2.10    Taxes
2.11    No Pending Litigation or Proceedings
2.12    Material Contracts
2.13    Contract Compliance
2.14    Compliance with Laws
2.15    Environmental Compliance
2.16    Title
2.17    Transactions With Related Parties
2.18    Compensation Arrangements; Bank Accounts
2.19    Labor Relations
2.20    Insurance Policies
2.21    Intellectual Property
2.22    Employee Benefit Plans
2.23    Finders' Fees
2.25    Accounts Receivable
2.26    Customers and Suppliers
2.1A    Title
2.4A    No Pending Litigation or Proceedings
3.7     Consents and Governmental Authorization
4.1(d)  Required consents
4.1(h)  Resignation of Officers and Directors
6.1(a)  Interim Conduct of Business of Company

                                      -6-
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     The Company will furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission (the "Commission") upon the Commission's request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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